SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the "Agreement") is made as of June 3, 2015, by and between **John H. Kissick** ("Subordinated Creditor"), and **Sovereign Bank**, as Lender ("Lender").

Recitals

A. Lazarus Energy LLC, a Delaware limited liability company ("Lazarus"), is entering into that certain Loan Agreement dated __________, 2015, by and between Lazarus, as borrower, and Lender (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement").

B. Subordinated Creditor has extended loans or other credit accommodations to Lazarus, and/or may extend loans or other credit accommodations to Lazarus from time to time.

C. To induce Lender to make loans or advances to Lazarus and, at any time or from time to time, at Lender's option, to make such further extensions of credit, or other accommodations to or for the account of Lazarus, or to grant such renewals or extension of any such loans, advances, extensions of credit, or other accommodations as Lender may deem advisable, Subordinated Creditor is willing to subordinate: (i) all of Lazarus' indebtedness and obligations to Subordinated Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), whether presently existing or arising in the future (the "Subordinated Debt") to all of Lazarus' indebtedness and obligations to Lender; and (ii) all of Subordinated Creditor's security interests and liens, if any, to all of Lender's security interests and liens, if any, in Lazarus' property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Subordinated Creditor subordinates to Lender any security interest or lien that Subordinated Creditor may have in any property of Lazarus. Notwithstanding the respective dates of attachment or perfection of the security interests or liens of Subordinated Creditor and the security interests or liens of Lender, all now existing and hereafter arising security interests and liens of Lender in any property of Lazarus and all proceeds thereof (the "Collateral"), shall at all times be senior to the security interests and liens of Subordinated Creditor. Subordinated Creditor hereby (a) acknowledges and consents to (i) Lazarus granting to Lender a security interest and lien in the Collateral, (ii) Lender filing any and all financing statements and other documents as deemed necessary by Lender in order to perfect Lender's security interest and lien in the Collateral, and (iii) the entering into of the Loan Agreement and all documents in connection therewith by Lazarus, including the Loan Documents (as defined in the Loan Agreement and used herein with the same meaning), (b) acknowledges and agrees that the Senior Obligations, the entering into of the Loan Agreement and all Loan Documents by Lazarus, and the security interest and lien granted by Lazarus to Lender in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that Subordinated Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of Lender's security interest and lien in the Collateral, or the validity, priority or enforceability of the Senior Obligations, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that Lender's security interest or lien in the Collateral (or any portion thereof) shall be unperfected.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Lazarus to Lender now existing or hereafter arising, including, without limitation, principal, interest, premium and any other amounts due or to become due under the Loan Documents, together with all costs of collecting

such obligations (including attorneys' fees), including, without limitation, all obligations under any agreement in connection with the provision by Lender to Lazarus of products and/or credit services facilities, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services, and all interest accruing after the commencement by or against Lazarus of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the "Senior Obligations").

3. Unless Lender shall have consented thereto in writing, Subordinated Creditor will not demand, accept or receive from Lazarus (and Lazarus will not pay to Subordinated Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Subordinated Creditor exercise any remedy with respect to any property of Lazarus, nor will Subordinated Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Lazarus, until such time as (a) the Senior Obligations has been fully paid in cash, (b) Lender no longer has has any commitment or obligation to further advance funds or otherwise provide financing to Lazarus, and (c) all Loan Documents are terminated. Nothing in the foregoing paragraph shall prohibit Subordinated Creditor from converting all or any part of the Subordinated Debt into equity securities of Lazarus; provided that, if such securities have any call, put or other conversion features that would obligate Lazarus to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, Subordinated Creditor hereby agrees that Lazarus may not declare, pay or make such dividends, distributions or other payments to Subordinated Creditor, and Subordinated Creditor shall not accept any such dividends, distributions or other payments.

4. Subordinated Creditor shall promptly deliver to Lender in the form received (except for endorsement or assignment by Subordinated Creditor where required by Lender) for application to the Senior Obligations any payment, distribution, security or proceeds received by Subordinated Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Lazarus' insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Lazarus, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an "Insolvency Proceeding"), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) Lender's claims against Lazarus and the estate of Lazarus shall be paid in full before any payment is made to Subordinated Creditor.

6. Subordinated Creditor shall give Lender prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Lazarus, provide Lender with a copy of any notice of default given to Lazarus. Subordinated Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall at Lender's option be deemed to be a default and an event of default under the Loan Documents.

7. Until the Senior Obligations have been fully paid in cash and Lender's agreements to lend or otherwise advance any funds to Lazarus have been terminated, Subordinated Creditor irrevocably appoints Lender as Subordinated Creditor's attorney-in-fact, and grants to Lender a power of attorney with full power of substitution, in the name of Subordinated Creditor or in the name of Lender, without

notice to Subordinated Creditor, to perform at the Lender's option the following acts in any Insolvency Proceeding involving Lazarus:

a) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Subordinated Creditor if Subordinated Creditor does not do so prior to 30 days before the expiration of the time to file claims in such Insolvency Proceeding and if Lender elects to file such claim or claims; and

b) To accept or reject any plan of reorganization or arrangement on behalf of Subordinated Creditor and to otherwise vote Subordinated Creditor's claims in respect of any Subordinated Debt in any manner that Lender deems appropriate for the enforcement of Lender's rights hereunder.

In addition to and without limiting the foregoing: (x) until the Senior Obligations has been fully paid in cash and the Lender's commitments to make loans or advances to Lazarus have been terminated, Subordinated Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Lazarus, and (y) if an Insolvency Proceeding occurs: (i) Subordinated Creditor shall not assert, without the prior written consent of Lender, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) Lender may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of Subordinated Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Lazarus is consented to by Lender in accordance with clause (ii) above, Subordinated Creditor shall not oppose such use of cash collateral on the basis that Subordinated Creditor's interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) Subordinated Creditor shall not object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including Subordinated Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of Subordinated Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by Lender, Subordinated Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if Lender has consented to, or supports, such sale or disposition of such assets.

8. Subordinated Creditor represents and warrants that Subordinated Creditor has provided Lender with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Subordinated Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement.

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Subordinated Creditor may have in any property of Lazarus. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Lender shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Lazarus except in accordance with the terms of the Loan Documents. Upon written notice from Lender to Subordinated Creditor of Lender's agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by Lender (or by Lazarus with consent of Lender), Subordinated Creditor shall be deemed to have also,

automatically and simultaneously, released its lien on the Collateral, and Subordinated Creditor shall upon written request by Lender, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Obligations until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Subordinated Creditor fails to release its lien as required hereunder, Subordinated Creditor hereby appoints Lender as attorney in fact for Subordinated Creditor with full power of substitution to release Subordinated Creditor's liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10. All necessary action on the part of Subordinated Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Subordinated Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Subordinated Creditor will not (a) result in any material violation or default of any term of any of Subordinated Creditor's charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Obligations any payments of the Senior Obligations must be disgorged by Lender for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Subordinated Creditor shall immediately pay over to Lender all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Subordinated Creditor, Lender may take such actions with respect to the Senior Obligations as Lender, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Lazarus, increasing principal, interest, premium or fees, extending maturity or the time of payment, increasing applicable interest rates, loan availability or lending commitment, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Obligations and any collateral securing the Senior Obligations, and enforcing or failing to enforce any rights against Lazarus or any other person. No such action or inaction shall impair or otherwise affect Lender's rights hereunder. Subordinated Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Subordinated Creditor agrees that it shall not assert any such defenses or rights.

12. This Agreement shall bind any successors or assignees of Subordinated Creditor and shall benefit any successors or assigns of Lender, provided, however, Subordinated Creditor agrees that, prior and as conditions precedent to Subordinated Creditor assigning all or any portion of the Subordinated Debt: (a) Subordinated Creditor shall give Lender prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to Subordinated Creditor. This Agreement shall remain effective until terminated in writing by Lender. This Agreement is solely for the benefit of Subordinated Creditor and Lender and not for the benefit of Lazarus or any other party.

13. Subordinated Creditor hereby agrees to execute such documents and/or take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by Lender.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS. SUBORDINATED CREDITOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN THE CIRCUIT COURT OF DALLAS COUNTY, TEXAS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS (PROVIDED THAT SUBORDINATED CREDITOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE STATE OF TEXAS), AND, BY EXECUTION AND DELIVERY HEREOF, SUBORDINATED CREDITOR ACCEPTS AND CONSENTS TO, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY LENDER IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY SUBORDINATED CREDITOR AGAINST LENDER. NOTHING HEREIN SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST SUBORDINATED CREDITOR IN THE COURTS OF ANY OTHER COMPETENT JURISDICTION. SUBORDINATED CREDITOR HEREBY WAIVES ANY OBJECTION WHICH SUBORDINATED CREDITOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SUBORDINATED CREDITOR WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

16. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

17. Subordinated Creditor is not relying on any representations by Lender or Lazarus in entering into this Agreement, and Subordinated Creditor has kept and will continue to keep itself fully appraised of the financial and other condition of Lazarus. This Agreement may be amended only by written instrument signed by Subordinated Creditor and Lender.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

"Subordinated Creditor"

JOHN H. KISSICK

Notice Address:

2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067

Facsimile: (310) 201-4170
Email: kissick@aresmgmt.com